SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 3, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 5. Settlement Conference in 2003 General Rate Case Proceeding

          On September 2, 2003, Pacific Gas and Electric Company (Utility), a subsidiary of PG&E Corporation, served a notice of a confidential settlement conference to all parties participating in the Utility’s 2003 General Rate Case (GRC) proceeding.  The Utility has reached an agreement in principle with The Utility Reform Network, the California Public Utilities Commission’s (CPUC) Office of Ratepayer Advocates, and Aglet Consumer Alliance, regarding most disputed economic issues in the revenue requirement phase of the 2003 GRC proceeding.  The settlement conference is scheduled to occur on September 9, 2003.  CPUC rules require the Utility to convene at least one all-party conference before signing a settlement agreement.  The rules also preclude the Utility from discussing further details of the proposed settlement without the consent of the parties until a settlement agreement is signed and filed with the CPUC.  After a settlement agreement is submitted to the CPUC for approval, there is a 45-day comment period.  Depending on the comments submitted, a hearing may be held regarding the settlement.  It is anticipated that a signed settlement agreement will be submitted to the CPUC, along with a motion seeking approval of the settlement agreement, shortly after the September 9, 2003 settlement conference.  The CPUC may accept or reject the proposed settlement.  PG&E Corporation and the Utility are unable to predict the outcome of this matter.

Item 9. Regulation FD Disclosure

          The information included in this Current Report on Form 8-K, including portions of the Utility’s monthly operating report for the month ended July 31, 2003 filed with the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court) attached hereto as an exhibit, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

          On September 2, 2003, the Utility filed its monthly operating report for the month ended July 31, 2003 with the Bankruptcy Court, as required by Section 704(8) of the U.S. Bankruptcy Code and Rule 2015 of the Federal Rules of Bankruptcy Procedure and prepared in accordance with U.S. Trustee Guidelines Region 17.   The Utility's monthly operating report includes an unaudited income statement for the month and an unaudited balance sheet dated as of the end of the month.  These unaudited financial statements are attached as an exhibit to this report.  Although not included in the exhibit attached to this report, the monthly operating report filed with the Bankruptcy Court also includes a statement of receipts and disbursements, as well as other information.  The preliminary financial statements were prepared using certain assumptions and estimates that are subject to revision.  Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made.  These adjustments could have a material impact on reported results in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

Dated:  September 3, 2003

Exhibit Index

Exhibit 1:	Pacific Gas and Electric Company Income Statement for the month ended July 31, 2003, and Balance Sheet dated July 31, 2003